SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  February 17, 1998


                              99 CENT ONLY STORES
              (Exact Name of Registrant as Specified in Charter)


         California                 1-11735                95-2411605
(State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)          File Number)          Identification No.)


                        4000 East Union Pacific Avenue
                      City of Commerce, California  90023
                   (Address of Principal Executive Offices)

                                (213) LUCKY-99
                        (Registrant's Telephone Number)


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ITEM 5.   OTHER EVENTS
          ------------

     Reference is made to the press releases of Registrant, issued on February 17, 1998, which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference. A copy of each of these press releases is attached to this Form 8-K as Exhibits 99.1 and 99.2.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 17, 1998                  99 Cent ONLY STORES


                                   By:  /s/Andrew Farina
                                        -------------------------
                                        Andrew Farina
                                        Chief Financial Officer


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                                 EXHIBIT INDEX

EXHIBITS
--------

99.1      Press Release dated February 17, 1998.

99.2      Press Release dated February 17, 1998.


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